Presentation Materials for Investors

May 2013

Disclaimer

[]   This presentation includes certain "forward- looking statements" within the meaning of The U. S.

Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation.

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[]   Investors and others should note that we announce material financial information using the investor relations section of our corporate website
     (http://www. toyotafinancial. com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation
     Twitter Feed (http://www. twitter. com/toyotafinancia l). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

[]   This presentation includes certain "forward-looking statements" within the meaning of The U. S. Private Securities Litigation R eform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation.

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

[]   Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of
     TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

[]   This presentation is made to and directed only at (i) persons outside the
     United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial
     Services and Markets Act 2000 (Financial Promotion) Order 2005 (the
     "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the
     Order, and (iv) persons who are "qualified investors" within the meaning of
     Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as
     amended (such persons collectively being referred to as "Relevant
     Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.

[]   This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B. V. , Toyota Credit
     Canada Inc. , Toyota Finance Australia Limited and Toyota Motor Credit
     Corporation dated 14 September 2012 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www. londonstockexchange. com/exchange/news/market-news/market-news-home.
     html.

[]   Investors and others should note that we announce material financial information using the investor relations section of our corporate website
     (http://www. toyotafinancial. com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation
     Twitter Feed (http://www. twitter. com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

Toyota's Global Businesses

[Graphic Omitted]

TMC Consolidated Financial Results

                           Fiscal Year Ended March 31,
(JPY billions)       2011                       2012      2013
---------------- -------- --------------------------- ---------
Net Revenues     18,993.7                   18,583.7  22,064.2
Operating Income   468.3                       355.6   1,320.9
Net Income         408.2                       283.6     962.2

Source: TMC FY2011 , FY2012 and FY2013 Financial Summary

TMC Consolidated Balance Sheet

(JPY billions)	FY2011 As of March 31, 2011	FY2012 As of March 31, 2012	FY2013 As of March 31, 2013
Current assets	11,829.8	12,321.2	13,784.9
Noncurrent finance receivables, net	5,556.7	5,602.5	6,943.8
Investment & other assets	6,122.5	6,491.9	7,903.4
Property, plant & equipment, net	6,309.2	6,235.4	6,851.2
Total Assets	**29,818.2**	**30,651.0**	**35,483.3**
Liabilities	18,898.1	19,584.5	22,710.5
Shareholders' equity	10,920.0	11,066.5	12,772.9
Total Liabilities & Shareholders' Equity	**29,818.2**	**30,651.0**	**35,483.3**

Source: *TMC FY2011, FY2012 & FY2013 Financial Summary*

6

Toyota Across the United States
[Graphic Omitted]

Source: Toyota Motor Corporation FY2011 and FY2012 Financial Summary

Toyota Motor Sales, USA

- In 2012, more than 40% of the vehicle models TMS sold were all-new or significantly refreshed. TMS launched 19 new or refreshed models, including 7 from Toyota, 9 from Lexus and 3 from Scion
- For 2013, TMS is launching 9 new or refreshed models
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has the most fuel-efficient line-up of any full-line OEM
  - 11 hybrid models [(1)], 1 plug-in model, and 1 EV model in TMS line-up
- Recent and upcoming vehicle launches:

-Avalon & HV	-Lexus GS & HV
-RAV 4	-Lexus ES & HV
-Highlander & HV	-Lexus LS & HV
-Corolla	-Lexus IS

(1) Includes cars and light trucks

Source: *TMS Reports*

8

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

Kelley Blue Book 10 Best Green Cars in 2013 Avalon Hybrid and Prius Plug-in	Fortune Magazine World's Most Admired Companies #29 of any industry 2nd top motor vehicle company	2013 JD Power CSI Lexus had the highest customer satisfaction ranking for the 5th consecutive year
U.S. News & World Report 2013 Best Cars for Families Prius, Highlander Hybrid, Lexus RX350	Consumer Reports 2013 Automotive Rankings Lexus ranked #1 Toyota ranked #4, Scion ranked #7	Consumer Reports Top Picks Prius – top green car Highlander – top midsized SUV Scion FR-S – top sporty car
IntelliChoice's Best Overall Value Toyota won for 8 models Lexus won for 5 models	U.S. News & World Report 2013 Best Cars for the Money Tundra, Tacoma, Scion FR-S, Lexus RX and RX450h	2013 JD Power Vehicle Dependability Study Lexus ranked #1, Toyota ranked #3 highest non-premium brand

9

Toyota Motor Sales, USA (3)
[Graphic Omitted]

Toyota Avalon
[Graphic Omitted]

Toyota Motor Sales, USA (4)

Toyota Highlander
[Graphic Omitted]

Concept: Corolla Furia
[Graphic Omitted]

Toyota Motor Sales, USA (5)
Lexus IS F-Sport
[Graphic Omitted]

Lexus LS 460
[Graphic Omitted]

Lexus LS 460 F-Sport
[Graphic Omitted]

Toyota Financial Services

TFS Group Global Presence

[] 34 Countries and Regions Worldwide
[Graphic Omitted]

Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

[]   Nearly 4.0 million active finance contracts (1)

[]   AA- (2)/Aa3(3) rated captive finance company by SandP / Moody's

[]   Credit support agreement structure with TFSC/TMC

(1) As of March 31, 2013
(2) Outlook stable
(3) Outlook negative                                                          15

Credit Support Agreements

[]   Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

-- TFSC will own 100% of TMCC

-- TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding

-- If TMCC  determines it will be unable to meet its payment  obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

--  Agreement  cannot be  terminated  until  (1)  repayment  of all  outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

[]   TFSC in turn has the benefit of a credit support agreement with Toyota
     Motor

Corporation ("TMC")

-- Same key features as TFSC/TMCC credit support agreement

-- TMC will cause TFSC to maintain a tangible  net worth of at least  JPY10mm as long as covered securities are outstanding

[] TMC's credit support  obligations  will rank pari passu with all other senior unsecured debt obligations

*  Securities  defined  as  outstanding  bonds,  debentures,   notes  and  other
investment  securities and commercial  paper, but does not include  asset-backed securities issued by TMCC's securitization trusts.

TMCC Products and Services

 Consumer              Dealer              Commercial
 Finance               Finance             Finance
[]  Retail       []  Wholesale            []  Forklift
[]  Lease        []  Real Estate          []  Hino Medium Duty
                 []  Working Capital      []  Retail
                 []  Revolving Credit     []  Lease
                     Lines

Insurance

[]   Service Agreements
[]   Ext. Warranty
[]   Guaranteed Auto Protection
[]   Roadside Assistance

Extensive Field Organization

[]   Decentralized dealer and field support

[]   Centralized servicing and collections (circled)

TMCC Business Highlights
[]   Celebrating 30 years of supporting Toyota/Lexus/Scion sales and enhancing customer relationships

[]   In excess of $8 billion pre-tax income over the past 4 years(1)

[]   Continuing the trend in 2012, TFS is the top U. S. lender in all new vehicles CYTD(2)

[]   Strong market share continues to drive solid financing revenues

[]   Low net charge-off ratio

[]   High insurance penetration

(1) For the four year period from January 1, 2009 through December 31, 2012
(2) Source: AutoCount CTYD as of March 31, 2013

Source: TMCC March 31, 2012 10-K and December 31, 2012 10-Q

TMCC Financial Performance - Select Data

N e t F i n an ci n

N e t

In come

Source: TMCC March 31, 2012 10-K and December 31, 2012 10-Q

A l l ow an ce fo

N e t

C r e d i t L

(1)  Percentage of gross earning assets

(2)  The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)

(3)  Percentage of average gross earning assets annualized

Note: All percentage figures calculated for fiscal years 2009 were based on a
150-day charge-off policy, which was changed to 120
 days in fiscal 2010
Source: TMCC March 31,2012 10-K and December 31 2012 10-Q

TMCC Funding Programs

Exceptional Liquidity

[]   A-1+/P-1 direct commercial paper program

[]   $17 billion committed credit facilities

[]   $6.1 billion short-term investment portfolio (1)

[]   Over $50 billion in readily salable retail loan and lease receivables

[]   Access to various domestic and international markets

[]   Billions of additional capacity in global benchmark markets

[]   Extensive inter-company lending infrastructure

[]   Credit support agreements: TMCC []TFSC [] TMC

(1) Average balance for quarter ended December 31, 2012 24
Source:TMCC December 31,2012 10-Q

TMCC Funding Program Objectives

[] TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity

-- Issuing into strong demand with attractive deals

-- Identifying and developing new markets and investor relationships

-- Responding quickly to opportunities with best-in-class execution

TMCC FY13 Funding Overview
[Graphic Omitted]
[] $16.5   billion in unsecured debt

-- Dual tranche Euro benchmark []1.75    billion -- first since 2009

[] $ 5.3  billion in secured debt (net of amount retained)

-- $1.6   billion comprised of public term secured funding (net of amount retained)

As of March 31, 2013
Source:Company Reports

Diversification in Debt Offerings

TMCC Long Term Debt Outstanding

By Deal Type

[Graphic Omitted]

By Currency
[Graphic Omitted]

As of March 31, 2013
Source:Company Reports

Funding Flexibility And Responsiveness

    Increased Diversification Across USD Curve (1)
100%
                                                           6%
                 15%                                      16%
                 24%
80%              8%                                       27%
                                                          21%
60%                                                       12%
                 36%

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
(2) As of March 31, 2013
(3) Percentages may not add to 100% due to rounding
Source:Company Reports                                                        28

Key Investment Highlights

[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective

-- Diversification in bond offerings

-- Focus on proactively meeting needs of market

-- Strong emphasis placed on flexibility and responsiveness

[] Industry-leading  in:

-- Liquidity management framework

-- Balance sheet strength

-- Business model resiliency

TMCC Retail Loan Collateral and ABS Transactions

Credit Decisioning and Collections

[] Major adjustments to credit decisioning implemented beginning in late 2007 and enhanced in subsequent years

-- Identification and minimization of least desirable segments

[] Renewed focus on core Toyota and Lexus business

[] Rededication of collections strategy and staff

-- Re-trained  staff and out-sourced  high risk collections

-- Emphasis on early intervention

-- Optimization of staff and technology resources

Credit: Results*

Retail loan credit performance has shown significant improvement

Portfolio-level performance trends show general improvement
Recent vintages outperforming older cohorts
[Graphic Omitted]

* Abbreviated for presentation purposes 32
Source: Company Reports

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience (1)
Delinquencies     as a   Pe
of  Contracts Outsta
                                                                   30 -   59
                                                                   60 -   89
                                                                   Over   89

(1)  The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.

(2)  Number of contracts outstanding at end of period.

(3)  The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90%
     of such payment is made.

Source: Company Reports

Performance - Retail Loan

Number of Reposse the Average Num b Gross Charge-Offs Recoveries (6) Net
Losses

Net Losses as  a   Perc
           Principal Balance O

(1)  The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.

(2)  Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts.

(3)  Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.

(4)  Includes bankrupt repossessions but excludes bankruptcies.

(5)  Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any

proceeds from the  liquidation  of the related  vehicle.  Also  includes  dealer reserve charge-offs.  (6) Includes all recoveries from  post-disposition  monies received on  previously  charged-off  contracts  including any proceeds from the liquidation of the related vehicle after the related  charge-off.  Also includes recoveries for dealer reserve charge-offs and chargebacks.

(7)  Annualized.

(8)  Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

Source: Company Reports

Share of Original As

             Perc

             Perc

             Perc

(1) As of March 31, 2013
(2) Percentages may not add to 100% due to rounding 35
Source: Company Reports

ABS Deal Comparison                      State
     Toyota Auto Owner Trust (TAOT)(1)   State
                                         State
Share of
Original As
Perc
Perc
Perc

(1) Abbreviated for presentation purposes 37
Source: Company Reports

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)(1)
Original Summary Characteristics by Prior Securitization:

(1) Abbreviated for presentation purposes
Source: Company Reports

TAO (Tr)Deala n s a (c)Performancetion M oody's E L        SandP 's E L
                                                    ====================
                   TAOT 2010-A  1.25% (1)           1.70% - 1.90% (2)
------------------------------ -------------------- --------------------
                   TAOT 2010-B  1.25% (1)           1.50% - 1.70% (2)
------------------------------ -------------------- --------------------
                   TAOT 2010-C   1.15% (1)          1.4 0% - 1.60% (2)
============================== ==================== ====================
                   TAOT 2011-A   1.15% (1)              1.4 0% - 1.60%
============================== ==================== ====================
                   TAOT 2011-B 0.85% (1)                 1.15% - 1.35%
------------------------------ -------------------- --------------------
                   TAOT 2012-A     0.70%               0.85% - 1.00%
============================== ==================== ====================
                   TAOT 2012-B     0.50%              0.75% - 0.90%
------------------------------ -------------------- --------------------
                   TAOT 2013-A     0.50%              0.65% - 0.80%
------------------------------ -------------------- --------------------

(1) Moody's  cumulative net loss assumption at initial  transaction  rating.  On
September 15, 2011,  Moody's announced that it had decreased the transaction CNL assumptions  to 0.45%  -0.70% for 2010-A and 2010-B and 0.35% -0.60% for 2010-C.
On February 16, 2012,  Moody's  announced that it had decreased the  transaction
CNL assumption to 0.40% on 2011-A. On November 21, 2012,  Moody's announced that it had decreased the transaction CNL assumption to 0.25% on 2011-B. (2) Standard and Poors  cumulative  net loss  assumption at initial  transaction  rating.  On
January  17,  2012,  Standard  and Poors  announced  that it had  decreased  the transaction CNL assumptions to 0.45% -0.55% for 2010-A,  0.40% -0.50% for 2010-B
and 0.35% -0.45% for 2010-C.
38
Source: Company Reports

Toyota
Financial Services